UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 1, 2017
CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33492 (Commission File Number)	61-1512186 (I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500 Sugar Land, Texas 77479 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2017, CVR Energy, Inc. (the "Company") issued a press release announcing information regarding its results of operations and financial condition for the quarter and nine months ended September 30, 2017, and announcing a cash dividend for the quarter ended September 30, 2017, the text of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being "furnished" and is not deemed "filed" by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2017, John J. Lipinski delivered notice to the Company that he will retire effective December 31, 2017. Mr. Lipinski serves as Chief Executive Officer and President of the Company, Chief Executive Officer and President of the general partner of CVR Refining, LP and Executive Chairman of the general partner of CVR Partners, LP. Mr. Lipinski is a named executive officer of the Company, CVR Refining, LP and CVR Partners, LP and also serves on the board of directors of the Company and each of the general partners of CVR Refining, LP and CVR Partners, LP.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated by reference as if fully set forth herein.

On November 1, 2017, the Company announced that John J. Lipinski will retire effective December 31, 2017 and that he will be succeeded by David Lamp in the role of co-Chief Executive Officer on December 1, 2017 and as Chief Executive Officer on January 1, 2018. A copy of the announcement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto is being "furnished" and is not deemed "filed" by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated November 1, 2017.
99.2	Press Release dated November 1, 2017 - CVR Energy Announces the Retirement of Jack Lipinski.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 1, 2017

CVR Energy, Inc.

By:	/s/ Susan M. Ball
Susan M. Ball
Chief Financial Officer and Treasurer